UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 25, 2005

                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2005-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-120575-02       54-2168044
Pooling and Servicing Agreement)      (Commission         54-2168045
(State or other                       File Number)        54-2168046
jurisdiction                                              54-2168047
of Incorporation)                                         54-2168048
                                                          IRS EIN


       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On April 25, 2005 a distribution was made to holders of STRUCTURED ASSET INVESTMENT LOAN TRUST, Mortgage Pass-Through Certificates, Series 2005-1 Trust
 .


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2005-1 Trust, relating to the
                                        April 25, 2005 distribution.


           EX-99.2                        Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2005-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President
              Date:  4/27/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2005-1 Trust, relating to the April 25, 2005 distribution.


EX-99.2                   Murrayhill Credit Risk Manager Report


                   EX-99.1

Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates


Record Date:             3/31/2005
Distribution Date:       4/25/2005


Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates
Series 2005-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                                          Certificateholder Distribution Summary

                                      Certificate      Certificate     Beginning
                                      Class           Pass-Through    Certificate           Interest          Principal
Class             CUSIP               Description        Rate           Balance           Distribution       Distribution

      A1         86358EPZ3              SEN             3.15000%     502,006,251.66       1,361,691.96       9,959,102.29
      A2         86358EQA7              SEN             3.41000%     107,845,000.00         316,674.86               0.00
      A3         86358EQB5              SEN             2.97000%     302,768,590.96         774,330.67      20,053,904.35
      A4         86358EQC3              SEN             3.08000%     409,706,000.00       1,086,631.36               0.00
      A5         86358EQD1              SEN             3.20000%      60,708,000.00         167,284.27               0.00
      A6         86358EQE9              SEN             2.97000%     122,282,291.41         312,736.96       6,309,537.16
      A7         86358EQF6              SEN             3.09000%     143,582,000.00         382,047.77               0.00
      A8         86358EQG4              SEN             3.25000%      21,686,000.00          60,690.68               0.00
      M1         86358EQH2              MEZ             3.32000%      37,458,000.00         107,088.26               0.00
      M2         86358EQJ8              MEZ             3.33000%      54,216,000.00         155,464.38               0.00
      M3         86358EQK5              MEZ             3.37000%      29,572,000.00          85,816.30               0.00
      M4         86358EQL3              MEZ             3.61000%      23,658,000.00          73,543.52               0.00
      M5         86358EQM1              MEZ             3.63000%      21,686,000.00          67,786.82               0.00
      M6         86358EQN9              MEZ             3.67000%      19,715,000.00          62,304.88               0.00
      M7         86358EQP4              MEZ             4.15000%      13,800,000.00          49,315.83               0.00
      M8         86358EQQ2              MEZ             4.25000%      14,786,000.00          54,112.65               0.00
      M9         86358EQR0              MEZ             5.15000%      15,772,000.00          69,944.44               0.00
       B         86358EQS8              SUB             5.35000%      15,772,000.00          72,660.73               0.00
       X         SAI05001X              RES             0.00000%       9,858,185.74       6,141,511.25               0.00
       P         SAI05001P              SEN             0.00000%             100.00         487,301.67               0.00
       R         SAI0501R5              RES             0.00000%               0.00               0.00               0.00
Totals                                                             1,926,877,419.77      11,888,939.26      36,322,543.80

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     492,047,149.37      11,320,794.25               0.00
A2                            0.00     107,845,000.00         316,674.86               0.00
A3                            0.00     282,714,686.61      20,828,235.02               0.00
A4                            0.00     409,706,000.00       1,086,631.36               0.00
A5                            0.00      60,708,000.00         167,284.27               0.00
A6                            0.00     115,972,754.25       6,622,274.12               0.00
A7                            0.00     143,582,000.00         382,047.77               0.00
A8                            0.00      21,686,000.00          60,690.68               0.00
M1                            0.00      37,458,000.00         107,088.26               0.00
M2                            0.00      54,216,000.00         155,464.38               0.00
M3                            0.00      29,572,000.00          85,816.30               0.00
M4                            0.00      23,658,000.00          73,543.52               0.00
M5                            0.00      21,686,000.00          67,786.82               0.00
M6                            0.00      19,715,000.00          62,304.88               0.00
M7                            0.00      13,800,000.00          49,315.83               0.00
M8                            0.00      14,786,000.00          54,112.65               0.00
M9                            0.00      15,772,000.00          69,944.44               0.00
B                             0.00      15,772,000.00          72,660.73               0.00
X                             0.00       9,858,185.74       6,141,511.25               0.00
P                             0.00             100.00         487,301.67               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00   1,890,554,875.97      48,211,483.06               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  516,220,000.00       502,006,251.66               0.00      9,959,102.29             0.00           0.00
A2                  107,845,000.00       107,845,000.00               0.00              0.00             0.00           0.00
A3                  325,647,000.00       302,768,590.96               0.00     20,053,904.35             0.00           0.00
A4                  409,706,000.00       409,706,000.00               0.00              0.00             0.00           0.00
A5                   60,708,000.00        60,708,000.00               0.00              0.00             0.00           0.00
A6                  129,808,000.00       122,282,291.41               0.00      6,309,537.16             0.00           0.00
A7                  143,582,000.00       143,582,000.00               0.00              0.00             0.00           0.00
A8                   21,686,000.00        21,686,000.00               0.00              0.00             0.00           0.00
M1                   37,458,000.00        37,458,000.00               0.00              0.00             0.00           0.00
M2                   54,216,000.00        54,216,000.00               0.00              0.00             0.00           0.00
M3                   29,572,000.00        29,572,000.00               0.00              0.00             0.00           0.00
M4                   23,658,000.00        23,658,000.00               0.00              0.00             0.00           0.00
M5                   21,686,000.00        21,686,000.00               0.00              0.00             0.00           0.00
M6                   19,715,000.00        19,715,000.00               0.00              0.00             0.00           0.00
M7                   13,800,000.00        13,800,000.00               0.00              0.00             0.00           0.00
M8                   14,786,000.00        14,786,000.00               0.00              0.00             0.00           0.00
M9                   15,772,000.00        15,772,000.00               0.00              0.00             0.00           0.00
B                    15,772,000.00        15,772,000.00               0.00              0.00             0.00           0.00
X                     9,858,185.74         9,858,185.74               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals            1,971,495,285.74     1,926,877,419.77               0.00     36,322,543.80             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    9,959,102.29       492,047,149.37       0.95317336        9,959,102.29
 A2                            0.00       107,845,000.00       1.00000000                0.00
 A3                   20,053,904.35       282,714,686.61       0.86816303       20,053,904.35
 A4                            0.00       409,706,000.00       1.00000000                0.00
 A5                            0.00        60,708,000.00       1.00000000                0.00
 A6                    6,309,537.16       115,972,754.25       0.89341762        6,309,537.16
 A7                            0.00       143,582,000.00       1.00000000                0.00
 A8                            0.00        21,686,000.00       1.00000000                0.00
 M1                            0.00        37,458,000.00       1.00000000                0.00
 M2                            0.00        54,216,000.00       1.00000000                0.00
 M3                            0.00        29,572,000.00       1.00000000                0.00
 M4                            0.00        23,658,000.00       1.00000000                0.00
 M5                            0.00        21,686,000.00       1.00000000                0.00
 M6                            0.00        19,715,000.00       1.00000000                0.00
 M7                            0.00        13,800,000.00       1.00000000                0.00
 M8                            0.00        14,786,000.00       1.00000000                0.00
 M9                            0.00        15,772,000.00       1.00000000                0.00
 B                             0.00        15,772,000.00       1.00000000                0.00
 X                             0.00         9,858,185.74       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               36,322,543.80     1,890,554,875.97       0.95894466       36,322,543.80

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      516,220,000.00       972.46571551        0.00000000        19.29236041         0.00000000
A2                      107,845,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A3                      325,647,000.00       929.74475724        0.00000000        61.58172607         0.00000000
A4                      409,706,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A5                       60,708,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A6                      129,808,000.00       942.02430829        0.00000000        48.60668957         0.00000000
A7                      143,582,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A8                       21,686,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       37,458,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       54,216,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       29,572,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       23,658,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       21,686,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       19,715,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                       13,800,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                       14,786,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                       15,772,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                        15,772,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         9,858,185.74      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00       100.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are Per $1000 Denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        19.29236041       953.17335510        0.95317336        19.29236041
A2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A3                      0.00000000        61.58172607       868.16303117        0.86816303        61.58172607
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A6                      0.00000000        48.60668957       893.41761871        0.89341762        48.60668957
A7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000       100.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  516,220,000.00         3.15000%     502,006,251.66       1,361,691.96              0.00               0.00
A2                  107,845,000.00         3.41000%     107,845,000.00         316,674.86              0.00               0.00
A3                  325,647,000.00         2.97000%     302,768,590.96         774,330.67              0.00               0.00
A4                  409,706,000.00         3.08000%     409,706,000.00       1,086,631.36              0.00               0.00
A5                   60,708,000.00         3.20000%      60,708,000.00         167,284.27              0.00               0.00
A6                  129,808,000.00         2.97000%     122,282,291.41         312,736.96              0.00               0.00
A7                  143,582,000.00         3.09000%     143,582,000.00         382,047.77              0.00               0.00
A8                   21,686,000.00         3.25000%      21,686,000.00          60,690.68              0.00               0.00
M1                   37,458,000.00         3.32000%      37,458,000.00         107,088.26              0.00               0.00
M2                   54,216,000.00         3.33000%      54,216,000.00         155,464.38              0.00               0.00
M3                   29,572,000.00         3.37000%      29,572,000.00          85,816.30              0.00               0.00
M4                   23,658,000.00         3.61000%      23,658,000.00          73,543.52              0.00               0.00
M5                   21,686,000.00         3.63000%      21,686,000.00          67,786.82              0.00               0.00
M6                   19,715,000.00         3.67000%      19,715,000.00          62,304.88              0.00               0.00
M7                   13,800,000.00         4.15000%      13,800,000.00          49,315.83              0.00               0.00
M8                   14,786,000.00         4.25000%      14,786,000.00          54,112.65              0.00               0.00
M9                   15,772,000.00         5.15000%      15,772,000.00          69,944.44              0.00               0.00
B                    15,772,000.00         5.35000%      15,772,000.00          72,660.73              0.00               0.00
X                     9,858,185.74         0.00000%       9,858,185.74               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals            1,971,495,285.74                                           5,260,126.34              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00         1,361,691.96              0.00        492,047,149.37
A2                            0.00               0.00           316,674.86              0.00        107,845,000.00
A3                            0.00               0.00           774,330.67              0.00        282,714,686.61
A4                            0.00               0.00         1,086,631.36              0.00        409,706,000.00
A5                            0.00               0.00           167,284.27              0.00         60,708,000.00
A6                            0.00               0.00           312,736.96              0.00        115,972,754.25
A7                            0.00               0.00           382,047.77              0.00        143,582,000.00
A8                            0.00               0.00            60,690.68              0.00         21,686,000.00
M1                            0.00               0.00           107,088.26              0.00         37,458,000.00
M2                            0.00               0.00           155,464.38              0.00         54,216,000.00
M3                            0.00               0.00            85,816.30              0.00         29,572,000.00
M4                            0.00               0.00            73,543.52              0.00         23,658,000.00
M5                            0.00               0.00            67,786.82              0.00         21,686,000.00
M6                            0.00               0.00            62,304.88              0.00         19,715,000.00
M7                            0.00               0.00            49,315.83              0.00         13,800,000.00
M8                            0.00               0.00            54,112.65              0.00         14,786,000.00
M9                            0.00               0.00            69,944.44              0.00         15,772,000.00
B                             0.00               0.00            72,660.73              0.00         15,772,000.00
X                             0.00               0.00         6,141,511.25              0.00          9,858,185.74
P                             0.00               0.00           487,301.67              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00        11,888,939.26              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    516,220,000.00         3.15000%       972.46571551        2.63781326         0.00000000         0.00000000
A2                    107,845,000.00         3.41000%      1000.00000000        2.93638889         0.00000000         0.00000000
A3                    325,647,000.00         2.97000%       929.74475724        2.37782221         0.00000000         0.00000000
A4                    409,706,000.00         3.08000%      1000.00000000        2.65222223         0.00000000         0.00000000
A5                     60,708,000.00         3.20000%      1000.00000000        2.75555561         0.00000000         0.00000000
A6                    129,808,000.00         2.97000%       942.02430829        2.40922717         0.00000000         0.00000000
A7                    143,582,000.00         3.09000%      1000.00000000        2.66083332         0.00000000         0.00000000
A8                     21,686,000.00         3.25000%      1000.00000000        2.79861109         0.00000000         0.00000000
M1                     37,458,000.00         3.32000%      1000.00000000        2.85888889         0.00000000         0.00000000
M2                     54,216,000.00         3.33000%      1000.00000000        2.86750000         0.00000000         0.00000000
M3                     29,572,000.00         3.37000%      1000.00000000        2.90194441         0.00000000         0.00000000
M4                     23,658,000.00         3.61000%      1000.00000000        3.10861104         0.00000000         0.00000000
M5                     21,686,000.00         3.63000%      1000.00000000        3.12583326         0.00000000         0.00000000
M6                     19,715,000.00         3.67000%      1000.00000000        3.16027796         0.00000000         0.00000000
M7                     13,800,000.00         4.15000%      1000.00000000        3.57361087         0.00000000         0.00000000
M8                     14,786,000.00         4.25000%      1000.00000000        3.65972203         0.00000000         0.00000000
M9                     15,772,000.00         5.15000%      1000.00000000        4.43472229         0.00000000         0.00000000
B                      15,772,000.00         5.35000%      1000.00000000        4.60694459         0.00000000         0.00000000
X                       9,858,185.74         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%       100.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes are Per $1000 Denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         2.63781326        0.00000000       953.17335510
A2                      0.00000000         0.00000000         2.93638889        0.00000000      1000.00000000
A3                      0.00000000         0.00000000         2.37782221        0.00000000       868.16303117
A4                      0.00000000         0.00000000         2.65222223        0.00000000      1000.00000000
A5                      0.00000000         0.00000000         2.75555561        0.00000000      1000.00000000
A6                      0.00000000         0.00000000         2.40922717        0.00000000       893.41761871
A7                      0.00000000         0.00000000         2.66083332        0.00000000      1000.00000000
A8                      0.00000000         0.00000000         2.79861109        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         2.85888889        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.86750000        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.90194441        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         3.10861104        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.12583326        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.16027796        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.57361087        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.65972203        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         4.43472229        0.00000000      1000.00000000
B                       0.00000000         0.00000000         4.60694459        0.00000000      1000.00000000
X                       0.00000000         0.00000000       622.98595421        0.00000000      1000.00000000
P                       0.00000000         0.00000000    487301.67000000        0.00000000       100.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               49,709,236.81
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        49,709,236.81

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,497,753.75
     Payment of Interest and Principal                                                                48,211,483.06
Total Withdrawals (Pool Distribution Amount)                                                          49,709,236.81

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      801,480.18
Credit Risk Manager's Fee                                                                                 17,663.04
PMI Insurance Premium Fee                                                                                678,610.53
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                      1,497,753.75




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00       1,332,291.87      1,332,291.87          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         3                      0                       0                       3
                                  207,415.45             0.00                    0.00                    207,415.45

30 Days   212                     0                      0                       0                       212
          39,603,010.26           0.00                   0.00                    0.00                    39,603,010.26

60 Days   64                      0                      0                       0                       64
          10,721,373.53           0.00                   0.00                    0.00                    10,721,373.53

90 Days   26                      0                      3                       0                       29
          3,324,641.54            0.00                   243,930.42              0.00                    3,568,571.96

120 Days  9                       0                      0                       0                       9
          838,801.40              0.00                   0.00                    0.00                    838,801.40

150 Days  1                       0                      0                       0                       1
          384,810.22              0.00                   0.00                    0.00                    384,810.22

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    312                     3                      3                       0                       318
          54,872,636.95           207,415.45             243,930.42              0.00                    55,323,982.82


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.027964%              0.000000%               0.000000%               0.027964%
                                  0.010964%              0.000000%               0.000000%               0.010964%

30 Days   1.976137%               0.000000%              0.000000%               0.000000%               1.976137%
          2.093425%               0.000000%              0.000000%               0.000000%               2.093425%

60 Days   0.596570%               0.000000%              0.000000%               0.000000%               0.596570%
          0.566734%               0.000000%              0.000000%               0.000000%               0.566734%

90 Days   0.242356%               0.000000%              0.027964%               0.000000%               0.270321%
          0.175741%               0.000000%              0.012894%               0.000000%               0.188636%

120 Days  0.083893%               0.000000%              0.000000%               0.000000%               0.083893%
          0.044339%               0.000000%              0.000000%               0.000000%               0.044339%

150 Days  0.009321%               0.000000%              0.000000%               0.000000%               0.009321%
          0.020341%               0.000000%              0.000000%               0.000000%               0.020341%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    2.908277%               0.027964%              0.027964%               0.000000%               2.964206%
          2.900581%               0.010964%              0.012894%               0.000000%               2.924439%



                                                  Delinquency Status By Groups


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 6                    0                     0                    0                    6
                         470,553.69           0.00                  0.00                 0.00                 470,553.69

 60 Days                 3                    0                     0                    0                    3
                         184,951.38           0.00                  0.00                 0.00                 184,951.38

 90 Days                 1                    0                     0                    0                    1
                         31,980.00            0.00                  0.00                 0.00                 31,980.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  10                   0                     0                    0                    10
                         687,485.07           0.00                  0.00                 0.00                 687,485.07



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.715990%            0.000000%             0.000000%            0.000000%            0.715990%
                         0.454611%            0.000000%             0.000000%            0.000000%            0.454611%

 60 Days                 0.357995%            0.000000%             0.000000%            0.000000%            0.357995%
                         0.178685%            0.000000%             0.000000%            0.000000%            0.178685%

 90 Days                 0.119332%            0.000000%             0.000000%            0.000000%            0.119332%
                         0.030896%            0.000000%             0.000000%            0.000000%            0.030896%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.193317%            0.000000%             0.000000%            0.000000%            1.193317%
                         0.664192%            0.000000%             0.000000%            0.000000%            0.664192%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 47                   0                     0                    0                    47
                         8,009,392.04         0.00                  0.00                 0.00                 8,009,392.04

 60 Days                 25                   0                     0                    0                    25
                         3,964,852.40         0.00                  0.00                 0.00                 3,964,852.40

 90 Days                 8                    0                     0                    0                    8
                         1,198,752.28         0.00                  0.00                 0.00                 1,198,752.28

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  80                   0                     0                    0                    80
                         13,172,996.72        0.00                  0.00                 0.00                 13,172,996.72



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.323571%            0.000000%             0.000000%            0.000000%            1.323571%
                         1.336351%            0.000000%             0.000000%            0.000000%            1.336351%

 60 Days                 0.704027%            0.000000%             0.000000%            0.000000%            0.704027%
                         0.661528%            0.000000%             0.000000%            0.000000%            0.661528%

 90 Days                 0.225289%            0.000000%             0.000000%            0.000000%            0.225289%
                         0.200009%            0.000000%             0.000000%            0.000000%            0.200009%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  2.252887%            0.000000%             0.000000%            0.000000%            2.252887%
                         2.197888%            0.000000%             0.000000%            0.000000%            2.197888%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 35                   0                     0                    0                    35
                         3,541,939.88         0.00                  0.00                 0.00                 3,541,939.88

 60 Days                 6                    0                     0                    0                    6
                         277,041.84           0.00                  0.00                 0.00                 277,041.84

 90 Days                 4                    0                     0                    0                    4
                         482,800.00           0.00                  0.00                 0.00                 482,800.00

 120 Days                1                    0                     0                    0                    1
                         34,061.47            0.00                  0.00                 0.00                 34,061.47

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  46                   0                     0                    0                    46
                         4,335,843.19         0.00                  0.00                 0.00                 4,335,843.19



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 2.696456%            0.000000%             0.000000%            0.000000%            2.696456%
                         2.716900%            0.000000%             0.000000%            0.000000%            2.716900%

 60 Days                 0.462250%            0.000000%             0.000000%            0.000000%            0.462250%
                         0.212509%            0.000000%             0.000000%            0.000000%            0.212509%

 90 Days                 0.308166%            0.000000%             0.000000%            0.000000%            0.308166%
                         0.370339%            0.000000%             0.000000%            0.000000%            0.370339%

 120 Days                0.077042%            0.000000%             0.000000%            0.000000%            0.077042%
                         0.026127%            0.000000%             0.000000%            0.000000%            0.026127%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  3.543914%            0.000000%             0.000000%            0.000000%            3.543914%
                         3.325876%            0.000000%             0.000000%            0.000000%            3.325876%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              49,292.02             0.00                 0.00                 49,292.02

 30 Days                 81                   0                     0                    0                    81
                         19,475,052.80        0.00                  0.00                 0.00                 19,475,052.80

 60 Days                 20                   0                     0                    0                    20
                         3,920,471.21         0.00                  0.00                 0.00                 3,920,471.21

 90 Days                 9                    0                     3                    0                    12
                         1,119,756.01         0.00                  243,930.42           0.00                 1,363,686.43

 120 Days                6                    0                     0                    0                    6
                         677,339.93           0.00                  0.00                 0.00                 677,339.93

 150 Days                1                    0                     0                    0                    1
                         384,810.22           0.00                  0.00                 0.00                 384,810.22

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  117                  1                     3                    0                    121
                         25,577,430.17        49,292.02             243,930.42           0.00                 25,870,652.61



 0-29 Days                                    0.030713%             0.000000%            0.000000%            0.030713%
                                              0.006538%             0.000000%            0.000000%            0.006538%

 30 Days                 2.487715%            0.000000%             0.000000%            0.000000%            2.487715%
                         2.583040%            0.000000%             0.000000%            0.000000%            2.583040%

 60 Days                 0.614251%            0.000000%             0.000000%            0.000000%            0.614251%
                         0.519985%            0.000000%             0.000000%            0.000000%            0.519985%

 90 Days                 0.276413%            0.000000%             0.092138%            0.000000%            0.368550%
                         0.148517%            0.000000%             0.032353%            0.000000%            0.180870%

 120 Days                0.184275%            0.000000%             0.000000%            0.000000%            0.184275%
                         0.089838%            0.000000%             0.000000%            0.000000%            0.089838%

 150 Days                0.030713%            0.000000%             0.000000%            0.000000%            0.030713%
                         0.051039%            0.000000%             0.000000%            0.000000%            0.051039%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  3.593366%            0.030713%             0.092138%            0.000000%            3.716216%
                         3.392419%            0.006538%             0.032353%            0.000000%            3.431310%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 3(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              41,557.95             0.00                 0.00                 41,557.95

 30 Days                 10                   0                     0                    0                    10
                         717,736.49           0.00                  0.00                 0.00                 717,736.49

 60 Days                 2                    0                     0                    0                    2
                         345,864.32           0.00                  0.00                 0.00                 345,864.32

 90 Days                 1                    0                     0                    0                    1
                         36,400.00            0.00                  0.00                 0.00                 36,400.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  13                   1                     0                    0                    14
                         1,100,000.81         41,557.95             0.00                 0.00                 1,141,558.76



 0-29 Days                                    0.200401%             0.000000%            0.000000%            0.200401%
                                              0.097126%             0.000000%            0.000000%            0.097126%

 30 Days                 2.004008%            0.000000%             0.000000%            0.000000%            2.004008%
                         1.677440%            0.000000%             0.000000%            0.000000%            1.677440%

 60 Days                 0.400802%            0.000000%             0.000000%            0.000000%            0.400802%
                         0.808328%            0.000000%             0.000000%            0.000000%            0.808328%

 90 Days                 0.200401%            0.000000%             0.000000%            0.000000%            0.200401%
                         0.085071%            0.000000%             0.000000%            0.000000%            0.085071%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  2.605210%            0.200401%             0.000000%            0.000000%            2.805611%
                         2.570840%            0.097126%             0.000000%            0.000000%            2.667966%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 3(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              116,565.48            0.00                 0.00                 116,565.48

 30 Days                 33                   0                     0                    0                    33
                         7,388,335.36         0.00                  0.00                 0.00                 7,388,335.36

 60 Days                 8                    0                     0                    0                    8
                         2,028,192.38         0.00                  0.00                 0.00                 2,028,192.38

 90 Days                 3                    0                     0                    0                    3
                         454,953.25           0.00                  0.00                 0.00                 454,953.25

 120 Days                2                    0                     0                    0                    2
                         127,400.00           0.00                  0.00                 0.00                 127,400.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  46                   1                     0                    0                    47
                         9,998,880.99         116,565.48            0.00                 0.00                 10,115,446.47



 0-29 Days                                    0.077760%             0.000000%            0.000000%            0.077760%
                                              0.044522%             0.000000%            0.000000%            0.044522%

 30 Days                 2.566096%            0.000000%             0.000000%            0.000000%            2.566096%
                         2.821988%            0.000000%             0.000000%            0.000000%            2.821988%

 60 Days                 0.622084%            0.000000%             0.000000%            0.000000%            0.622084%
                         0.774672%            0.000000%             0.000000%            0.000000%            0.774672%

 90 Days                 0.233281%            0.000000%             0.000000%            0.000000%            0.233281%
                         0.173770%            0.000000%             0.000000%            0.000000%            0.173770%

 120 Days                0.155521%            0.000000%             0.000000%            0.000000%            0.155521%
                         0.048661%            0.000000%             0.000000%            0.000000%            0.048661%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  3.576983%            0.077760%             0.000000%            0.000000%            3.654743%
                         3.819090%            0.044522%             0.000000%            0.000000%            3.863613%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                     7.203981%
 Weighted Average Net Coupon                                                       6.704844%
 Weighted Average Pass-Through Rate                                                6.282226%
 Weighted Average Maturity(Stepdown Calculation )                                        351
 Beginning Scheduled Collateral Loan Count                                            10,890
 Number Of Loans Paid In Full                                                            162
 Ending Scheduled Collateral Loan Count                                               10,728
 Beginning Scheduled Collateral Balance                                     1,926,877,419.77
 Ending Scheduled Collateral Balance                                        1,890,554,875.97
 Ending Actual Collateral Balance at 31-Mar-2005                            1,891,781,149.64
 Monthly P &I Constant                                                         12,802,455.29
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                            1,234,797.89
 Unscheduled Principal                                                         35,087,745.91


                             Miscellaneous Reporting
   Excess Cash Amount                                            4,809,219.38
   Overcollateralization Amount                                  9,858,285.74
   Overcollateralization Deficiency Amount                               0.00
   Targeted Overcollateralization Amount                         9,858,285.74
   Cap Payment Recieved                                          1,332,291.87

                        Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                              Mixed Fixed                        Mixed ARM                      Mixed Fixed
Weighted Average Coupon Rate                           7.470919                         7.151497                         7.994614
Weighted Average Net Rate                              6.973124                         6.652267                         7.496493
Weighted Average Maturity                                   351                              351                              347
Beginning Loan Count                                        843                            3,596                            1,317
Loans Paid In Full                                            5                               45                               19
Ending Loan Count                                           838                            3,551                            1,298
Beginning Scheduled Balance                      104,119,136.33                   608,168,138.14                   132,066,780.54
Ending scheduled Balance                         103,426,851.28                   598,901,320.90                   130,255,788.88
Record Date                                          03/31/2005                       03/31/2005                       03/31/2005
Principal And Interest Constant                      742,730.12                     4,074,395.38                       996,146.98
Scheduled Principal                                   94,508.79                       449,968.24                       116,294.49
Unscheduled Principal                                597,776.26                     8,816,849.00                     1,694,697.17
Scheduled Interest                                   648,221.33                     3,624,427.14                       879,852.49
Servicing Fees                                        43,191.59                       253,013.24                        54,821.13
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                             38,708.48                       261,981.82                        36,817.05
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         566,321.26                     3,109,432.08                       788,214.31
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.526999                         6.135340                         7.161961

                      Group Level Collateral Statement
Group                                                      2(B)                              3(A)                             3(B)
Collateral Description                                Mixed ARM                       Mixed Fixed                        Mixed ARM
Weighted Average Coupon Rate                           7.075247                          8.255800                         7.031807
Weighted Average Net Rate                              6.576085                          7.757429                         6.531807
Weighted Average Maturity                                   347                               348                              348
Beginning Loan Count                                      3,319                               502                            1,313
Loans Paid In Full                                           63                                 3                               27
Ending Loan Count                                         3,256                               499                            1,286
Beginning Scheduled Balance                      771,784,108.86                     42,946,332.71                   267,792,923.19
Ending scheduled Balance                         753,541,196.17                     42,754,158.85                   261,675,559.89
Record Date                                          03/31/2005                        03/31/2005                       03/31/2005
Principal And Interest Constant                    4,950,763.02                        332,112.37                     1,706,307.42
Scheduled Principal                                  400,293.70                         36,648.76                       137,083.91
Unscheduled Principal                             17,842,618.99                        155,525.10                     5,980,279.39
Scheduled Interest                                 4,550,469.32                        295,463.61                     1,569,223.51
Servicing Fees                                       321,037.84                         17,836.00                       111,580.38
Master Servicing Fees                                      0.00                              0.00                             0.00
Trustee Fee                                                0.00                              0.00                             0.00
FRY Amount                                                 0.00                              0.00                             0.00
Special Hazard Fee                                         0.00                              0.00                             0.00
Other Fee                                            256,371.81                         11,586.99                        73,144.38
Pool Insurance Fee                                         0.00                              0.00                             0.00
Spread Fee 1                                               0.00                              0.00                             0.00
Spread Fee 2                                               0.00                              0.00                             0.00
Spread Fee 3                                               0.00                              0.00                             0.00
Net Interest                                       3,973,059.67                        266,040.62                     1,384,498.75
Realized Loss Amount                                       0.00                              0.00                             0.00
Cumulative Realized Loss                                   0.00                              0.00                             0.00
Percentage of Cumulative Losses                          0.0000                            0.0000                           0.0000
Prepayment Penalties                                       0.00                              0.00                             0.00
Special Servicing Fee                                      0.00                              0.00                             0.00
Pass-Through Rate                                      6.177468                          7.433667                         6.204042

                       Group Level Collateral Statement
Group                                                     Total
Collateral Description                        Mixed Fixed & Arm
Weighted Average Coupon Rate                           7.203981
Weighted Average Net Rate                              6.704844
Weighted Average Maturity                                351.00
Record Date                                          03/31/2005
Principal And Interest Constant                   12,802,455.29
Beginning Loan Count                                     10,890
Loans Paid In Full                                          162
Ending Loan Count                                        10,728
Beginning Scheduled Balance                    1,926,877,419.77
Ending Scheduled Balance                       1,890,554,875.97
Scheduled Principal                                1,234,797.89
Unscheduled Principal                             35,087,745.91
Scheduled Interest                                11,567,657.40
Servicing Fee                                        801,480.18
Master Servicing Fee                                       0.00
Trustee Fee                                                0.00
Fry Amount                                                 0.00
Special Hazard Fee                                         0.00
Other Fee                                            678,610.53
Pool Insurance Fee                                         0.00
Spread 1                                                   0.00
Spread 2                                                   0.00
Spread 3                                                   0.00
Net Interest                                      10,087,566.69
Realized Loss Amount                                       0.00
Cumulative Realized Loss                                   0.00
Percentage of Cumulative Losses                          0.0000
Prepayment Penalties                                       0.00
Special Servicing Fee                                      0.00
Pass-Through Rate                                      6.282226


Ex 99.2


theMurrayhillcompany



SAIL 2005-1

Credit Risk Manager Report

March 2005


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.  It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.



                                Table of Contents


Section One                       Executive Summary


Section Two                       Loan-Level Report


Section Three                     Prepayment Premium Analysis


Section Four                      Analytics

c 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary


SAIL 2005-1
Executive Summary
March 2005

     Transaction Summary

          Closing Date:                                                             01/28/2005
          Depositor:                                                  Structured Asset Securities Corporation
          Trustee(s):                                                              La Salle Bank
          Securities Administrator:                                           Wells Fargo Bank, N.A.
          Master Servicer:                                            Aurora Loan Services Master Servicing
          Servicer(s):                                  Aurora Loan Services, Chase Home Finance, Countrywide, Ocwen
                                                        Financial Services, Option One Mortgage, Wells Fargo Bank, N.A.
          Mortgage Insurer(s):                               Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance
                                                                   Co., Republic Mortgage Insurance Company
          Delinquency Reporting Method:                                                OTS1

     Collateral Summary

                                                                                      2         2/28/2005 as a Percentage of
                                                   Closing Date               2/28/2005
                                                                                                        Closing Date

          Collateral Balance                      $1,973,744,294           $1,919,606,772                  97.25%
          Loan Count                                  11,061                   10,855                      98.14%

1   OTS Method:    A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
    90 days delinquent and the third immediately succeeding month.
2   These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.



Collateral Statistics
                                                               Loan Count                      Summed Balance

               Repurchases*                                       0                                  $0

           First Payment Defaults                                85                             $15,595,493

          Early Payment Defaults**                               141                           $22,849,804

      Multiple Loans to One Borrower***                          N/A                                N/A

     *Refers to loans repurchased in the current month

     **A default that occurs on the second or third scheduled payment

     ***We are currently awaiting the borrower information necessary to populate these fields



                                                       Second Lien Statistics

                                                         Loan Count                        Summed Balance

       Total Outstanding Second Liens                      1,344                             $66,778,133

             30 Days Delinquent                             30                                $1,609,846

             60 Days Delinquent                             10                                 $360,459

             90+ Days Delinquent                            1                                   $34,061


Prepayments

         Remittance Date               Beginning Collateral Balance           Total Prepayments          Percentage of Prepayment

             3/25/2005                       $1,956,382,560                      $28,264,994                          1.44

             2/25/2005                       $1,971,495,386                      $13,871,863                          0.70


Prepayment Premium Analysis
    Prepayment Premium Issues from Prior Months


                               Outstanding Loans that did not have Premiums Remitted

        Remittance             Loan Number         PPP Flag Expiration      Liquidation Date            Status
                                                         Date

         2/25/2005               5986320                11/8/2006              1/05/2005          Awaiting servicer's
                                                                                                       response

Prepayment Premium Issues for the Current Month
   In the 3/25/2005 remittance, 52 loans with active prepayment premium flags were paid off.  The servicers remitted premiums for 45 of these loans, totaling $329,233.  We have contacted the servicers regarding the seven loans that were paid off with active flags but did not have premiums remitted.
   We continue to await a response.


c 2005 The Murrayhill Company.  All Rights Reserved.



   Section Two
Loan-Level Report



                Loan-Level Report Definitions

FICO  r:  Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date:   Either the interest paid-through date or the last contractually due payment made by the borrower.  Murrayhill uses this date to calculate delinquencies.

Valuation:   Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas.  Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date:    Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO.  This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain):   Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status:    Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:

        C     The contractually due payment arrived on time.
        3     The contractually due payment had not arrived within thirty days.
        6     The contractually due payment had not arrived within sixty days.
        9     The contractually due payment had not arrived within ninety days.
        F     The property is in the process of foreclosure.
        R     The property is real estate owned (REO).
        0     The mortgage has either liquidated or been paid off.

Delinquency Method:     The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


SAIL 2005-1 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current Bal        CLTV      MI TypeCoverage             MI Certificate    Status
5987304  1           MO        11/1/2004         Internal Estimate           $1,750,000
$650,000

37%       -61.06%  12/1/2005          ($396,936)       3F
660       11/1/2004          12/31/2004        $1,181,415         $649,467           55%
Active
Default Reason:(Unknown)
4/4/2005           This loan has been added to the Watchlist because it is an early payment

default with a large unpaid principal balance, $649,467. This loan entered foreclosure status on 2/25/2005. Murrayhill will continue to monitor this loan to ensure that state foreclosure timelines are adhered to and request information on the most recent valuation performed on this property.
5987418  2           RI        11/1/2002         BPO       $172,000          $34,300  20%
-463.91%

11/1/2005          ($159,123)         69
744       10/1/2004          11/10/2004        $260,000           $34,061  13%         Active
Default Reason:(Unknown)
4/1/2005           This loan has been added to the Watchlist because it is a second lien in 90

days delinquent status. The most recent valuation, a BPO dated 11/10/2004, reflected a 51 percent increase in property value.  We have contacted the servicer to determine if this

valuation has been reconciled.  We have also asked for the unpaid principal balance
and

delinquency status of the senior lien as well as the servicer's loss mitigation strategy.
5987818  1           CA        12/1/2004         Internal Estimate           $285,000
$256,500

90%       -3.95%    3/1/2006          ($10,133)          C3
622       12/1/2004          12/31/2004        $216,600           $256,500           118%     L

33.00%    502756083          Active
Default Reason:(Unknown)
3/21/2005          This loan has been added to the Watchlist because it is an early payment

default with a large unpaid principal balance.  This loan was a cash-out refinance in the

amount of $256,500 against a property valued at $285,000.  Murrayhill will continue to

monitor this loan to ensure that the proper loss mitigation strategies are carried out by the servicer.

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current Bal        CLTV      MI TypeCoverage             MI Certificate    Status
5978147  1           TX        9/1/2004          BPO       $170,000          $110,500           65%

-13.49%   11/1/2005          ($14,913)         6F
522       10/1/2004          11/16/2004        $150,000           $110,320           74%
Monitor
Default Reason:(Unknown)
4/4/2005           This loan has been added to the Watchlist because it is an early payment

default that has declined 12 percent in value within four months of origination.
This loan

entered foreclosure status on 2/10/2005. Murrayhill will continue to monitor this loan to ensure that state foreclosure timelines are followed accordingly.
5978149  1           CT        9/1/2004          BPO       $600,000          $385,000           64%

5.61%      2/1/2006          $21,601  C9
604        9/1/2004           1/17/2005         $450,000           $384,810           86%
Active
Default Reason:(Unknown)
4/4/2005           This loan has been added to the Watchlist because it is an early payment

default in 90 days delinquent status. According to data provided by the servicer, this loan was current last month; therefore, we have contacted the servicer to receive an explanation as to why this loan moved from current status to 90 days delinquent in consecutive months.

We have also contacted the servicer regarding this property's $150,000 value decline within

six months since origination.  We continue to await a response.

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current   Bal      CLTV    MI Type  Coverage         MI Certificate    Status
5979608  2         GA      12/1/2004       Internal  Estimate       $67,000  $25,000  37%

57.20%    1/1/2006       $14,301  C3
607      12/1/2004       12/31/2004      $50,920  $24,944  49%       Monitor
Default Reason:(Unknown)
4/4/2005         This loan has been added to the Watchlist because it is an early payment

default with a 57 percent estimated loss severity. This loan is also a delinquent second lien.  We will continue to monitor this loan to ensure that the servicer's timelines regarding second lien servicing are followed.
5979894  1         MO      12/1/2004       Internal Estimate       $70,000 $50,400  72%

24.05%    1/1/2006       $12,124 C3
532      12/1/2004       12/31/2004      $53,200 $50,375 95%       Active
Default Reason:(Unknown)
3/21/2005        This loan has been added to the Watchlist because it is an early payment

default with a 25 percent estimated loss.  Murrayhill will continue to monitor this loan to

ensure that the proper loss mitigation strategies are carried out by the servicer.
5980219   1         FL      11/1/2004       Internal Estimate       $112,500
$90,000  80%

24.48%    3/1/2006       $22,03533
581      12/1/2004       12/31/2004      $89,762$89,893100%      Active
Default Reason:(Unknown)
3/21/2005        This loan has been added to the Watchlist because it is an early payment

default with a 25 percent estimated loss.  Murrayhill will continue to monitor this loan to

ensure that the proper loss mitigation strategies are carried out by the servicer.
5980543   1         OK      10/1/2004       Internal Estimate       $142,000
$134,900

95%      40.92%    5/1/2006      $55,21333
613      12/1/2004       12/31/2004      $109,440        $134,665        123%
Monitor
Default Reason:(Unknown)
4/4/2005         This loan has been added to the Watchlist because it is an early payment

default with an estimated loss severity of 41 percent.  Murrayhill will continue to monitor

this loan to ensure that servicer and state timelines are followed accordingly.
5981096   1         NY      11/1/2004       BPO     $415,000        $373,500        90%

23.83%    8/1/2006       $89,017  6F
581      10/1/2004       1/27/2005       $380,000        $373,500        98%
Monitor
Default Reason:(Unknown)

4/4/2005           This loan has been added to the Watchlist because it is an early payment

default with a large unpaid principal balance of $373,500 and has an estimated loss of

$89,017. This loan entered foreclosure status on 2/7/2005. Murrayhill will continue to monitor this loan to ensure that state foreclosure timelines are followed accordingly.

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current    Bal        CLTV      MI TypeCoverage             MI Certificate    Status
5981418  1           OH        12/1/2004         Internal Estimate           $125,000
$93,212   75%

23.70%    7/1/2006           $22,098 C3
539        12/1/2004          12/31/2004        $95,000 $93,145 98%           Active
Default Reason:(Unknown)
3/21/2005          This loan has been added to the Watchlist because it is an early payment

default with a 24 percent estimated loss.  Murrayhill will continue to monitor this loan to

ensure that the proper loss mitigation strategies are carried out by the servicer.

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current Bal        CLTV      MI TypeCoverage             MI Certificate    Status
5985598  1         PA        1/1/2005          Internal Estimate           $117,000
$105,300

90%       40.45%    8/1/2006          $42,601  C3
571       12/1/2004          12/31/2004        $88,920  $105,300             118%      Monitor
Default Reason:(Unknown)
4/4/2005           This loan has been added to the Watchlist because it is an early payment

default with an estimated loss severity of 40 percent.  Murrayhill with continue to monitor

this loan to ensure servicer and state timelines are followed accordingly.

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV

Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value

Current Bal        CLTV      MI TypeCoverage             MI Certificate    Status
5988632  1           NC        10/1/2004         Internal Estimate           $184,000
$164,700

90%      -2.93%   1/1/2006       ($4,826)        9
582      10/1/2004       12/31/2004      $141,159        $164,575        117%       L

33.00%    502756277      Monitor - Pay Plan
Default Reason:(Unknown)
4/4/2005         This loan has been added to the Watchlist because it is a first payment

default in 90 days delinquent status. According to information provided by the servicer,

the borrower is currently on a payment plan. Murrayhill will continue to monitor this loan to ensure that if the borrower fails the payment plan, the servicer proceeds with the foreclosure action.
5988860 2         CT      12/1/2004       Internal Estimate       $430,000
$85,000 20%

-126.42%         4/1/2006        ($107,463)      3
670      12/1/2004       12/31/2004      $326,800        $84,968  26%      Active
Default Reason:(Unknown)
3/21/2005        This loan has been added to the Watchlist because it is a delinquent second

lien. Murrayhill will continue to monitor this loan to ensure that an equity analysis is performed before a loss mitigation strategy is approved.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.
c 2005 The Murrayhill Company.  All Rights Reserved.





Section Three
Prepayment Premium Analysis



                                   Reconciliation of Prepayment Premiums for SAIL 2005-1
                                             Mortgage Data Through: February 28, 2005

Section 1:    Prepayment premiums remitted to the P Class by the trustee.  This information is taken from the Statement to
              Certificateholders prepared by the trustee.


                                                                            Trustee Remittance Date
                               Class                             25-Mar-05                            25-Feb-05
                              P Class                            $329,233                             $109,951



Section 2:    Prepayment premiums collected by the servicers and remitted to the trustee.  This information is reported to
              Murrayhill by the servicers each month.


                                                                            Trustee Remittance Date
                              Servicer                           25-Mar-05                            25-Feb-05
                              TOTAL                              $329,233                             $109,951


Section 3:    Reconciliation of the amount remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.




Amount remitted to the P Class:                                   $329,233
Amount remitted by servicers:                                     $329,233
Difference:                                                             $0


Aggregate Paid-Off Loans Report for SAIL 2005-1
Mortgage Data Through: February 28, 2005

Trustee Remittance Date                                                 25-Mar-05   25-Feb-05
Loans with Active Prepayment Flags with Premiums
                                                                               45          18
Remitted (A)


Loans without Prepayment Flags wtih Premiums Remitted                           0           0

Total Loans with Premiums Remitted (B)                                         45          18

Loans with Active Prepayment Flags (C)                                         52          19


Loans without Prepayment Flags with Premiums Remitted                           0           0

Subtotal (D)                                                                   52          19

Premiums Remitted for loans with Active Prepayment
                                                                           86.54%      94.74%
Flags (A/C)


Total Loans with Premiums Remitted to the Subtotal (B/D)                   86.54%      94.74%


Total Paid-Off Loans (E)                                                      115          52
Total Loans with Premiums Remitted to the Total Paid-Off
                                                                           39.13%      34.62%
Loans (B/E)



Paid-Off Loans Exception Report for SAIL 2005-1
Mortgage Data Through: February 28, 2005

                                                                                                                          Total

Total Paid-Off Loans with Flags                                                                                               52
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                                                 0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*                            0

Repurchased/Service Transferred Loans*                                                                                         0

Loans that were Liquidated out of REO status*                                                                                  0

Loans with Discrepancies between the Data File and the Note*                                                                   0

Defaulted Liquidated Loans that Could Not Have Premiums Collected because of the Acceleration of the
Debt*                                                                                                                          0

Loans that were Liquidated Through Loss Mitigation Efforts*                                                                    0

Total Paid-Off Loans with Active Prepayment Flags (C)                                                                         52

Other Exceptions:

Paid-Off Loans that Did Not Have Premiums Collected because of State Statutes                                                  0

Paid-Off Loans with Active Prepayment Flags that Did Not Have Premiums Remitted                                                7

*  These categories are mutually exclusive.



                              Paid-Off Loans With Prepayment Flags for SAIL 2005-1
                                   Mortgage Data Through: February 28,2005
                                                                                         % of
              Delinquency  Origination   PPP                   Payoff        PPP      Premium to   No Premium       PPP
 Loan Number     String        Date      Flag   Exp. Date      Balance     Remitted     Payoff     Remitted, w/   Remitted,
                                                                                       Balance        Flag        No Flag


   5988467         C0       10/25/2004    2    10/25/2006   $  169,833   $       -       0%        5988467
   5988008         C0       11/2/2004     2     11/2/2006   $  200,000   $       -       0%        5988008
   5987448         C0        9/2/2004     3     9/2/2007    $  520,000   $       -       0%        5987448
   5984527         C0       11/18/2004    3    11/18/2007   $   28,939   $       -       0%        5984527
   5987078         C0       11/19/2004    3    11/19/2007   $  176,800   $       -       0%        5987078
   5981934         C0       11/30/2004    3    11/30/2007   $   41,752   $       -       0%        5981934
   5988115         C0       12/22/2004    3    12/22/2007   $  119,000   $       -       0%        5988115
   5988534         C0       9/13/2004     1     9/13/2005   $  387,051   $   7,741       2%
   5988571         C0       10/1/2004     1     10/1/2005   $  267,890   $   5,358       2%
   5989062         C0       7/20/2004     2     7/20/2006   $  195,202   $   3,909       2%
   5988657         C0       8/26/2004     2     8/26/2006   $   99,589   $   4,179       4%
   5981154         C0        9/1/2004     2     9/1/2006    $  478,808   $  13,864       3%
   5987679         C0        9/2/2004     2     9/2/2006    $  518,881   $  15,973       3%
   5981148         C0        9/8/2004     2     9/8/2006    $  457,176   $  13,964       3%
   5980841         C0       9/14/2004     2     9/14/2006   $  192,660   $   6,011       3%
   5981736         C0       9/17/2004     2     9/17/2006   $  119,492   $   2,390       2%
   5988118         C0       9/24/2003     3     9/24/2006   $   26,695   $   1,071       4%
   5983395         C0       10/5/2004     2     10/5/2006   $  355,118   $   9,923       3%
   5981663         C0       10/12/2004    2    10/12/2006   $  339,506   $  10,335       3%
   5982611         C0       10/18/2004    2    10/18/2006   $  184,810   $   6,892       4%
   5981015         C0       10/19/2004    2    10/19/2006   $  293,438   $   8,489       3%
   5980406         30       10/22/2004    2    10/22/2006   $  115,500   $   4,269       4%
   5980866         C0       10/25/2004    2    10/25/2006   $  199,401   $   5,982       3%
   5979892         C0       10/26/2004    2    10/26/2006   $   50,341   $   1,597       3%
   5987466         C0       10/27/2004    2    10/27/2006   $  679,000   $  15,957       2%
   5982660         C0       10/27/2004    2    10/27/2006   $  194,683   $   5,488       3%
   5980969         C0       10/28/2004    2    10/28/2006   $  255,026   $   6,505       3%
   5984310         C0       11/2/2004     2     11/2/2006   $  169,720   $   4,743       3%
   5985087         C0       11/4/2004     2     11/4/2006   $  303,465   $   8,069       3%
   5983298         C0       11/8/2004     2     11/8/2006   $  395,503   $   3,955       1%
   5983431         C0       11/8/2004     2     11/8/2006   $  143,538   $   3,241       2%
   5981251         C0       11/9/2004     2     11/9/2006   $   39,534   $     396       1%
   5986528         C0       11/9/2004     2     11/9/2006   $  330,689   $   8,331       3%
   5981684         C0       11/10/2004    2    11/10/2006   $  426,632   $  13,651       3%
   5981621         C0       11/12/2004    2    11/12/2006   $  237,946   $   8,712       4%
   5984431         C0       11/12/2004    2    11/12/2006   $  219,842   $   6,748       3%
   5982932         C0       11/16/2004    2    11/16/2006   $  155,908   $   5,394       3%
   5981887         C0       11/18/2004    2    11/18/2006   $  198,000   $   6,328       3%
   5986823         C0       11/18/2004    2    11/18/2006   $  111,921   $   2,238       2%
   5981822         C0       11/19/2004    2    11/19/2006   $   81,541   $   2,478       3%
   5985217         C0       11/29/2004    2    11/29/2006   $  171,894   $   5,775       3%
   5981933         C0       11/30/2004    2    11/30/2006   $  167,200   $   3,979       2%
   5982519         C0       11/30/2004    2    11/30/2006   $  111,894   $   2,808       3%
   5982520         C0       11/30/2004    2    11/30/2006   $  180,439   $   4,328       2%
   5981714         C0        7/9/2004     3     7/9/2007    $  172,123   $   5,678       3%
   5988540         C0       8/19/2004     3     8/19/2007   $  188,175   $   1,882       1%
   5988712         C0       10/12/2004    3    10/12/2007   $  375,481   $  18,774       5%
   5980227         C0       10/29/2004    3    10/29/2007   $   89,845   $   2,425       3%
   5979429         C0       11/15/2004    3    11/15/2007   $  498,992   $  11,870       2%
   5979221         C0       11/17/2004    3    11/17/2007   $  220,206   $   8,751       4%
   5978269         C0        9/3/2004     5     9/3/2009    $  167,591   $   1,676       1%
   5978403         C0       10/15/2004    5    10/15/2009   $   33,975   $     340       1%



Paid-Off Loans With Prepayment Flags for SAIL 2005-1
     Mortgage Data Through: February 28,2005         cont'd


 Loan Number    Comments



   5988467      Awaiting servicer's response
   5988008      Awaiting servicer's response
   5987448      Awaiting servicer's response
   5984527      Awaiting servicer's response
   5987078      Awaiting servicer's response
   5981934      Awaiting servicer's response
   5988115      Awaiting servicer's response

c 2005 The Murrayhill Company.  All Rights Reserved.




Section Four
Analytics


SAIL 2005-1 FICO Distribution by Status
Mortgage Data Through: February 28, 2005

Status # of               Loans        Average Std.      Deviation
Current 10,619                    618           59.32
Delinquent                       236             605           54.11
Paid Off                         133             626            63.8
Total: 10,988


SAIL 2005-1 Loan-to-Value Distribution by Status
Mortgage Data Through: February 28, 2005

Status                     # of Loans        Average Std.    Deviation
Current                        10,619         72.73%         22.64%
Delinquent                       236          70.13%          24.36%
Paid Off                         133          72.55%          22.15%
Total:                         10,988


SAIL 2005-1 Balance Distribution by Status
Mortgage Data Through: February 28, 2005

Status #                of Loans       Average Std.      Deviation
Current                    10,619      $177,046.30     $124,554.70
Delinquent                 236         $167,593.72     $139,853.40
Total:                     10,855


SAIL 2005-1 Mortgage Type Distribution by Status
Mortgage Data Through: February 28, 2005

Mortgage Type      Loan Count      Total Balance      Avg. Balance    Std. Deviation
ARM      8,316    $1,642,256,910.05         $197,481.59      $126,149.34
Fixed      2,672      $277,349,862.41 $103,798.60     $93,562.96

Total:    10,988    $1,919,606,772.46


SAIL 2005-1 Mortgage Term Distribution By Status
Mortgage Data Through: February 28, 2005

         # of Loans       Other            120             180           240         360
       10,988      0        1              988             433          9566



SAIL 2005-1 Mortgage Purpose Distribution
Mortgage Data Through: February 28, 2005

Origination Statistics            Current   Loans      Delinquent Loans                 Paid Off Loans
Number of Loans:                  11,061    Number      of   Loans:    10,619           Number  of  Loans:
236

Number of   Loans:                133

Purpose Number Percentage                   Purpose  Number      Percentage             Purpose     Number
Percentage

Purpose Number Percentage
Cash-out refinance                5,137     46.40%   Cash-out    refinance              4,970       46.80%
Cash-out

refinance            73           30.90%    Cash-out  refinance              56         42.10%
Purchase             5,046        45.60%    Purchase             4,800       45.20%     Purchase                 149

63.10%               Purchase     66        49.60%
Rate/term            676          6.10%     Rate/term            655         6.20%      Rate/term                9
3.80%

Rate/term            8            6.00%
Home       0         0.0%         Home      0          0.00%     Home        0          0.00%       Home         0
0.00%
Other      202       1.8%         Other     194        1.80%     Other       5          2.10%       Other        3
2.30%

Total      11,061    100%         Total     10,619     100%      Total       236        100%        Total        133
100.00%


SAIL 2005-1 Ownership Distribution by Status
Mortgage Data Through: February 28, 2005

Title              # ofLoans
Investment Home        943
Primary Home           9,963
Second Home            82

Total: 10,988


SAIL 2005-1 Delinquent Count Over Time
Mortgage Data Through: February 28, 2005

Total Count in Status
AsOfDate               30 Days         60 Days        90 Days            Foreclosure                REO
28-Feb-05              183             41             3                  9            0
31-Jan-05              81              9              0                  0            0


SAIL 2005-1 Delinquent Balance Over Time
Mortgage Data Through: February 28, 2005

Total Balance in Status
AsOfDate      30 Days     60 Days 90 DaysForeclosure    REO
28-Feb-05         $32,142,855     $5,371,609    $583,446      $1,454,207 -
31-Jan-05         $12,437,948     $838,801      $0 -          -


SAIL 2005-1 Conditional Prepayment Rates
Mortgage Data Through: February 28, 2005

Date *    Distribution Date      CPR     3-Month MA      6-Month MA      12-Month MA
28-Feb-05        25-Mar-05       16.08%
31-Jan-05        25-Feb-05       8.20%

*  Data in table is displayed for only the most recent 18 months.


SAIL 2005-1 Historical SDA Performance
Mortgage Data Through: February 28, 2005

Date               Weighted                     Monthly
                   Average Age    Default Amt   Default Rate   CDR (F-R)    SDA Curve     SDA%
28-Feb-05               3.48      $0            0.00%          0.00%        0.07%         0%
31-Jan-05               2.44      $0            0.00%          0.00%        0.05%         0%

Averages:               2.96      $0            0.00%          0.00%        0.06%         0%



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